CRANE CO.
Income Statement Data
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net Sales:
Fluid Handling	$314,461	$322,152	$949,812	$968,926
Payment & Merchandising Technologies	181,057	83,636	534,753	257,927
Aerospace & Electronics	167,158	169,771	513,672	507,046
Engineered Materials	64,737	61,956	196,102	179,933
Total Net Sales	$727,413	$637,515	$2,194,339	$1,913,832

Operating Profit (Loss):
Fluid Handling	$48,131	$46,594	$144,832	$146,688
Payment & Merchandising Technologies	25,134	7,869	51,225	26,902
Aerospace & Electronics	29,870	38,105	98,312	115,257
Engineered Materials	9,038	10,792	29,602	28,538
Corporate *	(8,640)	(14,351)	(41,472)	(52,630)
Environmental Provision	(55,800)	—	(55,800)	—
Total Operating Profit	47,733	89,009	226,699	264,755

Interest Income	383	337	1,136	1,488
Interest Expense	(9,556)	(6,688)	(29,129)	(20,651)
Miscellaneous- Net	342	(456)	(1,376)	(170)
Income Before Income Taxes	38,902	82,202	197,330	245,422
Provision for Income Taxes	10,686	24,719	60,333	74,583
Net income before allocation to noncontrolling interests	28,216	57,483	136,997	170,839
Less: Noncontrolling interest in subsidiaries' earnings	137	352	537	1,043
Net income attributable to common shareholders	$28,079	$57,131	$136,460	$169,796

Share Data:
Earnings per Diluted Share	$0.47	$0.97	$2.28	$2.89

Average Diluted Shares Outstanding	59,903	59,035	59,734	58,737
Average Basic Shares Outstanding	58,971	58,093	58,770	57,814

Supplemental Data:
Cost of Sales	$475,784	$421,317	$1,421,275	$1,257,161
Selling, General & Administrative	143,606	127,189	460,716	391,916
Environmental Provision	55,800	—	55,800	—
Repositioning Charges (see non-GAAP measures)	3,396	—	11,592	—
Acquisition Related Charges (see non-GAAP measures)	1,094	—	18,257	—
Depreciation and Amortization **	18,021	12,435	57,954	38,159
Stock-Based Compensation Expense	5,355	5,913	15,944	16,299
* Corporate includes $6.5 million for a settlement of a lawsuit recorded in June 2014. Corporate also included acquisition related credit of $0.8 million and cost of $2.9 million for the three months ended September 30, 2014 and 2013, respectively and $1.2 million and $12.6 million of cost for the nine months ended September 30, 2014 and 2013, respectively.

** Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.
Condensed Balance Sheets
(in thousands)

	September 30, 2014	December 31, 2013
ASSETS
Current Assets
Cash and Cash Equivalents	$301,672	$270,643
Accounts Receivable, net	442,535	437,541
Current Insurance Receivable - Asbestos	22,783	22,783
Inventories, net	409,044	368,886
Other Current Assets	50,050	49,239
Total Current Assets	1,226,084	1,149,092

Property, Plant and Equipment, net	294,762	305,055
Long-Term Insurance Receivable - Asbestos	132,427	148,222
Other Assets	677,179	707,922
Goodwill	1,223,653	1,249,316

Total Assets	$3,554,105	$3,559,607

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$114,814	$125,826
Accounts Payable	224,791	229,828
Current Asbestos Liability	88,038	88,038
Accrued Liabilities	220,744	223,148
Income Taxes	9,523	2,062
Total Current Liabilities	657,910	668,902

Long-Term Debt	749,202	749,170
Long-Term Deferred Tax Liability	71,894	76,041
Long-Term Asbestos Liability	548,542	610,530
Other Liabilities	254,727	240,291

Total Equity	1,271,830	1,214,673

Total Liabilities and Equity	$3,554,105	$3,559,607

CRANE CO.
Condensed Statements of Cash Flows
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Operating Activities:
Net income attributable to common shareholders	$28,079	$57,131	$136,460	$169,796
Noncontrolling interest in subsidiaries' earnings	137	352	537	1,043
Net income before allocations to noncontrolling interests	28,216	57,483	136,997	170,839
Environmental provision	55,800	—	55,800	—
Restructuring - Non Cash	—	—	954	—
Depreciation and amortization	18,021	12,435	57,954	38,159
Stock-based compensation expense	5,355	5,913	15,944	16,299
Defined benefit plans and postretirement expense	(2,925)	1,180	(8,775)	3,539
Deferred income taxes	(6,956)	8,477	3,686	18,124
Cash provided by (used for) operating working capital	7,116	25,277	(47,310)	(88,808)
Defined benefit plans and postretirement contributions	(9,726)	(2,664)	(22,744)	(13,185)
Environmental payments, net of reimbursements	(3,927)	(5,727)	(8,597)	(11,202)
Other	(7,373)	(2,546)	(24,282)	5,548
Subtotal	83,601	99,828	159,627	139,313
Asbestos related payments, net of insurance recoveries	(15,441)	(19,374)	(46,193)	(48,314)
Total provided by operating activities	68,160	80,454	113,434	90,999
Investing Activities:
Capital expenditures	(11,462)	(6,977)	(32,152)	(19,016)
Proceeds from disposition of capital assets	3,911	85	4,976	372
Proceeds from divestiture	—	—	2,081	—
Proceeds from acquisition	—	—	6,100	—
Total used for investing activities	(7,551)	(6,892)	(18,995)	(18,644)
Financing Activities:
Dividends paid	(19,466)	(17,440)	(54,759)	(49,778)
Stock options exercised - net of shares reacquired	900	4,041	8,747	24,083
Excess tax benefit from stock-based compensation	404	865	7,869	5,787
Change in short-term debt	(39,000)	110,292	(11,000)	123,197
Repayment of long-term debt	—	(200,000)	—	(200,000)
Total used for financing activities	(57,162)	(102,242)	(49,143)	(96,711)
Effect of exchange rate on cash and cash equivalents	(15,967)	11,166	(14,267)	3,813
Increase (decrease) in cash and cash equivalents	(12,520)	(17,514)	31,029	(20,543)
Cash and cash equivalents at beginning of period	314,192	420,918	270,643	423,947
Cash and cash equivalents at end of period	$301,672	$403,404	$301,672	$403,404

CRANE CO.
Order Backlog
(in thousands)

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Fluid Handling *	$349,618	$369,483	$350,720	$333,860	$355,192
Payment & Merchandising Technologies **	58,832	69,857	58,787	51,888	23,901
Aerospace & Electronics	404,833	396,835	397,541	361,323	381,830
Engineered Materials	14,406	17,017	16,624	14,661	12,572
Total Backlog	$827,689	$853,192	$823,672	$761,732	$773,495

* Includes Order Backlog of $5.4 million at March 31, 2014, $5.5 million at December 31, 2013 and $4.1 million at September 30, 2013 pertaining to a business divested in June 2014.
** Includes $36.3 million, $39.3 million, $37.0 million and $31.9 million of Order Backlog as of September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, pertaining to the MEI business acquired in December 2013.

CRANE CO.
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Percent Change September 30, 2014	Percent Change September 30, 2014
	2014	2013	2014	2013	Three Months	Nine Months
INCOME ITEMS
Net Sales	$727,413	$637,515	$2,194,339	$1,913,832	14.1%	14.7%
Operating Profit	47,733	89,009	226,699	264,755	-46.4%	-14.4%
Percentage of Sales	6.6%	14.0%	10.3%	13.8%
Special Items impacting Operating Profit:
Acquisition transaction costs (a)	—	2,854	—	12,595
Acquisition related inventory and backlog amortization (b)	—	—	4,790	—
Acquisition related integration costs (c)	984	—	7,739	—
Acquisition related restructuring costs (d)	111	—	5,728	—
Repositioning charges (e)	3,396	—	11,592	—
Lawsuit settlement charge (f)	—	—	6,500	—
Environmental Provision (g)	$55,800		$55,800
Operating Profit before Special Items	$108,024	$91,863	$318,848	$277,350	17.6%	15%

Percentage of Sales	14.9%	14.4%	14.5%	14.5%

Net Income Attributable to Common Shareholders	$28,079	$57,131	$136,460	$169,796
Per Share	$0.47	$0.97	$2.28	$2.89	-51.6%	-21%
Special Items impacting Net Income Attributable to Common Shareholders:
Acquisition transaction costs - Net of Tax (a)	—	2,854	—	12,595
Per Share	$—	$0.05	$—	$0.21
Acquisition related inventory and backlog amortization - Net of Tax (b)	—	—	3,018	—
Per Share	$—	$—	$0.05	$—
Acquisition related integration costs - Net of Tax (c)	760	—	5,763	—
Per Share	$0.01	$—	$0.10	$—
Acquisition related restructuring costs - Net of Tax (d)	78	—	3,805	—
Per Share	$0.00	$—	$0.06	$—
Repositioning charges - Net of Tax (e)	2,287	—	8,063	—
Per Share	$0.04	$—	$0.13	$—
Lawsuit settlement charge - Net of Tax (f)	—	—	4,225	—
Per Share	$—	$—	$0.07	$—
Environmental Provision - Net of Tax (g)	36,270	—	36,270	—
Per Share	$0.61	$—	$0.61	$—
Loss on business divestiture - Net of Tax (h)	—	—	1,055	—
Per Share	$—	$—	$0.02	$—
Gain on real estate divestiture - Net of Tax (i)	(660)	—	(660)	—
Per Share	$(0.01)	$—	$(0.01)	$—

Withholding taxes related to acquisition funding (j)	—	1,240	—	1,700
Per Share	$—	$0.02	$—	$0.03
Net Income Attributable To Common Shareholders Before Special Items	66,814	61,225	197,999	184,091	9.1%	7.6%
Per Share	$1.12	$1.04	$3.31	$3.13	7.5%	5.8%

(a) During the three and nine months ended September 30, 2013, the Company recorded transaction costs associated with the acquisition of MEI.
(b) During the three months ended March 31, 2014, the Company recorded inventory step-up and backlog amortization relating to the acquisition of MEI.
(c) During the three and nine months ended September 30, 2014, the Company recorded integration costs associated with the acquisition of MEI.
(d) During the three and nine months ended September 30, 2014, the Company recorded restructuring costs associated with the acquisition of MEI.
(e) During the three and nine months ended September 30, 2014, the Company recorded repositioning charges associated with certain facility consolidation activities in our Fluid Handling and Aerospace & Electronics segments. These charges primarily included severance and move costs related to the transfer of certain manufacturing operations.

(f) During the three months ended June 30, 2014, the Company recorded a $6.5 million charge related to the settlement of the previously disclosed environmental lawsuits by certain homeowners in Roseland, New Jersey.

(g) During the three months ended September 30, 2014, the Company recorded two Environmental Provisions, 1) a $49.0 million charge related to an increase in the Company's liability at its Goodyear, AZ Superfund Site, and 2) $6.8 million charge for expected remediation costs associated with a previously disclosed environmental site in Roseland, New Jersey.

(h) During the three month ended June 30, 2014, the Company recorded a loss on the divestiture of a small business.
(i) During the three month ended September 30, 2014, the Company recorded a gain on real estate divested.
(j) In the three and nine months ended September 30, 2013, the Company incurred withholding taxes related to the cash marshalling activities supporting the acquisition of MEI.

	2014 Full Year Guidance
2014 Earnings Per Share Guidance	Low	High
Earnings Per Share - GAAP basis	$3.43	$3.53
Acquisition integration costs, inventory step-up and backlog amortization - Net of Tax (k)	0.22	0.22
Anticipated facility repositioning actions, net of real estate divestiture gains - Net of Tax (l)	0.05	0.05
Lawsuit settlement charge - Net of Tax (f)	0.07	0.07
Environmental Provision (g)	0.61	0.61
Loss on business divestiture - Net of Tax (h)	0.02	0.02
Earnings Per Share - Non-GAAP basis	$4.40	$4.50

k) In connection with the MEI acquisition, the Company expects to incur transaction and integration related costs, and inventory step up and backlog amortization charges in a range of $18 million to $21 million. The $0.22 represents the estimated Earnings Per Share impact for the mid-point of the $18 million to $21 million range.

(l) In 2014, the Company expects to incur costs associated with facility repositioning actions related to the consolidation of certain smaller manufacturing sites and expects to record gains from the sale of certain Company owned real estate.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,		2014 Full Year Guidance
	2014	2013	2014	2013	Low	High
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$83,601	$99,828	$159,627	$139,313	$320,000	$335,000
Asbestos Related Payments, Net of Insurance Recoveries	(15,441)	(19,374)	(46,193)	(48,314)	(70,000)	(65,000)
Cash Provided from Operating Activities	68,160	80,454	113,434	90,999	250,000	270,000
Less: Capital Expenditures	(11,462)	(6,977)	(32,152)	(19,016)	(50,000)	(40,000)
Free Cash Flow	$56,698	$73,477	$81,282	$71,983	$200,000	$230,000

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.